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                                                                   Exhibit 10.78

                                                                   Perry A. Sook
                                                                   President/CEO

TO: Brian Jones

FR: Perry A. Sook

RE: Addendum to Employment Agreement

DA: 8/28/03

Reference is hereby made to your Executive Employment Agreement with Nexstar Broadcasting Group, Inc. This memorandum will serve as an addendum.

Paragraph 6 (b)(i), Termination Payments. The period is hereby extended to one year.

Please indicate your agreement with and acceptance of the terms and conditions of this addendum as of the date written by signing below.

Sincerely,                               Agreed and Accepted;

/s/ Perry A. Sook                       /s/ Brian Jones
    Perry A. Sook                           Brian Jones
    President/CEO                           Senior Vice President



                        Nexstar Broadcasting Group, Inc.
            909 Lake Carolyn Parkway, Suite 1450, Irving, TX 75039,
                       (972) 373-8800 fax (972) 373-8888